Financial Results for the Year Ended October 31, 2010 1 Exhibit 99.1

Forward-Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements relate to future events and expectations and involve known and unknown risks and uncertainties. VeriFone’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to VeriFone’s filings with the Securities and
Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q.  VeriFone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.
2 2

Important Information
In connection with the proposed Hypercom transaction, VeriFone intends to file with the Securities and
Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of Hypercom relating to the proposed transaction. INVESTORS ARE URGED TO READ THE FORM S-4
AND PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY
OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain copies of the
S-4 and proxy statement, as well as VeriFone’s other filings, free of charge at the website maintained by the SEC at www.sec.gov when they become available. In addition, you may obtain documents filed with the SEC by VeriFone free of charge at its Web site (www.verifone.com) or by directing a request to:
VeriFone, 2099 Gateway Place, Suite 600, San Jose, CA 95110 (Tel: 1-408-232-7979) Attention:
Company Secretary). You may obtain documents filed with the SEC by Hypercom free of charge by contacting: Scott Tsujita (Tel: 1-480-642-5161).
VeriFone and Hypercom, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Hypercom stockholders in connection with the merger.
Information about the directors and executive officers of VeriFone and is set forth in the proxy statement for VeriFone’s 2010 Annual Meeting of Stockholders filed with the SEC on May 19, 2010. Information about the directors and executive officers of Hypercom is set forth in Hypercom’s Annual Report on Form
10-K filed with the SEC on March 12, 2010 and the proxy statement for Hypercom’s 2010 Annual
Meeting of Stockholders filed with the SEC on April 26, 2010. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.
3 3

Non-GAAP Financial Measures
With respect to any Non-GAAP financial measures presented in the information, reconciliations of Non-GAAP to GAAP financial measures may be found in VeriFone’s quarterly earnings release as filed with the
Securities and Exchange Commission. Management uses Non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these
Non-GAAP financial measures help it to evaluate VeriFone’s
performance and to compare VeriFone’s current results with those for prior periods as well as with the results of peer companies. These Non-
GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.
4 4

Non-GAAP Profit & Loss Overview
($ in thousands, except EPS)
Q409 Q310 Q410
% SEQ
Inc(Dec)
% YoY
Inc(Dec)
Revenue 217,898 261,455 276,000 5.6% 26.7%
Gross Margin 82,531 101,005 110,262 9.2% 33.6%
Gross Margin % 37.9% 38.6% 40.0%
Operating Expense 47,814 58,298 61,697 5.8% 29.0%
Operating Expense % 21.9% 22.3% 22.4%
Operating Profit 34,717 42,707 48,565 13.7% 39.9%
Operating Margin % 15.9% 16.3% 17.6%
Net Interest and Other (4,229) (2,803) (3,388) 20.9% -19.9%
Pre-tax Profit 30,488 39,904 45,177 13.2% 48.2%
Taxes 8,537 7,981 9,035 13.2% 5.8%
Net Income 21,951 31,923 36,142 13.2% 64.6%
Net Income % 10.1% 12.2% 13.1%
EPS 0.26 0.36 0.40 11.1% 53.8%
Q410
5 5

Non-GAAP Revenue Profile
Services
17.3%
System
Solutions
82.7%
Q410
Revenue
LAC
19.5%
NA
44.3%
Asia
10.8%
Europe
25.4%
6 6
($ in thousands) Q409 Q310 Q410
% SEQ
Inc(Dec)
% YoY
Inc(Dec)
North America 87,067 123,211 122,139 -0.9% 40.3%
Europe 68,485 62,120 70,165 13.0% 2.45%
Latin America 35,563 52,806 53,887 2.0% 51.5%
Asia 26,783 23,318 29,809 27.8% 11.3%
Total 217,898 261,455 276,000 5.6% 26.7%
Q410

7 7
Mobile-Based Payments
Mobile-Based Payments
VeriFone offers a variety of options when it comes to accepting Mobile-Based contactless transactions, providing merchants/consumers the flexibility of managing their loyalty/couponing/payments via their cell phone or NFC-based cards
For consumers:
Fast, easy mobile-based payments
For merchants:
A host of value added services
Targeted
A
Advertising
& Promotion
End-to-
end
security
services
Portfolio
Management
Consumer
Analytics
Alternative
Payments
Digital
Couponing
Taking Contactless Payments to the Next Level

Global Payments 3%
Other 2%
Heartland 4%
TSYS 13%
First Data (and Alliances) 46%
Fifth Third 13%
Elavon 4%
WorldPay 4%
Chase 11%

VeriFone
THE WAY TO PAY

8 8 Growing Commitment to VeriFone Encryption Technology (U.S.) Market Share % of US Transaction Volume Of Top 100 Processors Announced VeriShield™ Processors

Financial Results and Guidance 9 9

Non-GAAP Gross Margin Review 10 10 Q409 Q310 Q410 System Solutions 37.1% 37.4% 38.7% Services 42.3% 44.3% 46.0% Total 37.9% 38.6% 40.0% % of Revenue

Non-GAAP Operating Expenses
11 11
Q409 Q310 Q410
Research and Development 7.0% 7.0% 7.1%
Sales and Marketing 8.2% 8.4% 8.7%
G&A 6.7% 6.9% 6.6%
Total 21.9% 22.3% 22.4%
Non-GAAP Operating Expenses
as Reported ($M)
47.8 58.3 61.7
Non-GAAP Operating Expenses,
Constant Currency ($M)
48.1 58.5 61.7
% of Revenue

Cash Flow and Balance Sheet
12 12
($ in thousands, except Days) $ $ $
Cash Flow from Operations before
Changes in Working Capital
26,779 36,662 51,858
Cash Flow from Operations
75,259 25,994 54,038
Key Balance Sheet Items:
Cash
324,996 400,462 445,137
Accounts Receivables, net
157,357 68 137,705 49 132,988 46
Accounts Receivables Reserves
(4,556) (4,671) (5,862)
Inventories, net
95,921 62 111,415 62 111,901 61
Inventories Reserves
(33,045) (22,332) (23,257)
Accounts Payable
87,094 58 71,252 40 64,016 35
Deferred Revenue, net
63,962 71,981 77,607
Note:      Accounts Receivable Days Sales Outstanding is calculated based on Gross Accounts Receivable Net of Reserve for Product Returns.
Days in Inventory is calculated as Average Net Inventory divided by Total Cost of Goods Sold.
Days in Accounts Payable is calculated as Accounts Payable divided by Total Cost of Goods Sold.
Q409
Days
Q410
Days
Q310
Days

Guidance
• For the first quarter ending January 31, 2011, VeriFone expects net revenues to be between $265 million and $270 million.  Non-GAAP net income per share is projected to be in the range of $0.38 to
$0.39.
• For the full year of fiscal 2011, VeriFone expects net revenues to be between $1,130 million and $1,150 million.  Non-GAAP net income per share is projected to be in the range of $1.60 to $1.70 for the same time period.
13 13

Conclusions 14 14